SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K
                                Current Report


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                       Date of Report:      March 6, 2000
                        (Date of earliest event reported)


                            COUNTRY WORLD CASINOS, INC.
              Exact name of registrant as specified in its charter


        Nevada                        0-22450              13-3140389
State of other jurisdiction of     Commission File No.     I.R.S. Employer
incorporation or organization                              ID No.


          200 Monument Road, Suite 9, Bala Cynwyd, Pennsylvania  19004
                    (Address of principal executive offices)


     Registrant's telephone number, including area code:     (610) 617-9990


                            Country World Casinos, Inc.
          200 Monument Road, Suite 10, Bala Cynwyd, Pennsylvania 19004 (Former name or former address if changed since last report)

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Item 6.     Resignation of Registrant Director

     Larry Berman resigned his positions as Chairman of the Board of Directors and Chief Executive Officer of the company, effective immediately.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COUNTRY WORLD CASINOS, INC.


Date: March 6, 2000                    By:   /s/ William H. Patrowicz
                                             William H. Patrowicz,
                                             Secretary/Treasurer